UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 14, 2014

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6948 (Commission File Number)	38-1016240 (I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place

Charlotte, North Carolina  28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.          VOLUNTARY DISCLOSURE OF OTHER EVENTS.

On January 14, 2014, SPX Corporation (the “Company”) entered into a cooperation agreement (the “Agreement”) with Relational Investors LLC and certain of its affiliates and associates.  The Agreement is attached as Exhibit 99.1 and incorporated herein by reference.

On January 14, 2014, the Company issued a press release relating to the Agreement, attached as Exhibit 99.2.

Item 9.01.             FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Cooperation Agreement among SPX Corporation and Relational Investors, LLC, and certain of its affiliates and associates, dated as of January 14, 2014
99.2	Press Release issued January 14, 2014, furnished but not filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: January 14, 2014	By:	/s/ Kevin L. Lilly
Kevin L. Lilly
Senior Vice President, Secretary, and General Counsel

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Cooperation Agreement among SPX Corporation and Relational Investors, LLC, and certain of its affiliates and associates, dated as of January 14, 2014
99.2	Press Release issued January 14, 2014, furnished but not filed